                       THE DIRECTOR PLUS (SERIES I AND IR)
                              SEPARATE ACCOUNT ONE
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

    SUPPLEMENT DATED NOVEMBER 4, 2002 TO THE PROSPECTUS DATED AUGUST 5, 2002

Hartford is now able to offer you the opportunity to add Principal First to your Contract after your Contract is issued. Your prospectus is revised as follows.

Under the section entitled "Principal First," the second to last paragraph is deleted and replaced with the following:

You may elect Principal First when you purchase your Contract, or any time after your Contract has been in force for at least one year. Principal First may not be available through all broker dealer firms. For Qualified Contracts, Principal First cannot be elected if the Contract Owner or Annuitant is age 81 or older.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4242
333-91933